Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of ATMI, Inc. (the “Company”) for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), as Chief Executive Officer of the Company and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene G. Banucci

Name: Eugene G. Banucci, Ph.D.
Title: Chief Executive Officer
Date: August 12, 2002

/s/ Daniel P. Sharkey

Name: Daniel P. Sharkey
Title: Chief Financial Officer
Date: August 12, 2002

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